AMENDMENT NO. 3 TO CREDIT AGREEMENT

          AMENDMENT NO. 3, dated as of July 23, 1999, to the Credit Agreement, dated as of December 31, 1996 (the "Credit Agreement"), among (i) CHIQUITA BRANDS INTERNATIONAL, INC., a New Jersey corporation ("Borrower"), (ii) the financial institutions which are now, or in accordance with SECTION
12.2 of the Credit Agreement hereafter become, parties to the Credit Agreement (collectively, "LENDERS"), (iii) BANKBOSTON, N.A. as Administrative Agent for the Lenders, and (iv) BANKBOSTON, N.A., ING BANK N.V., and PNC BANK, N.A., as Co-agents for the Lenders.


                          RECITALS

           The Borrower, the Lenders and the Agents party to this Amendment No. 3 ("THIS AGREEMENT") have agreed to amend certain of the provisions contained in the Credit Agreement as set forth herein.

           Accordingly, the parties hereto hereby agree as follows:


                          ARTICLE I

                         DEFINITIONS

      SECTION  1.1.  DEFINITIONS.  Unless otherwise  defined
herein, terms defined in the Credit Agreement are used herein as therein defined.


                         ARTICLE II

                         AMENDMENTS

      Effective  on  and  as  of July 23,  1999  ("EFFECTIVE
DATE"), the Credit Agreement is hereby amended in each of the following respects:

     SECTION 2.1.  AMENDMENTS TO CERTAIN NEGATIVE COVENANTS.

          (a) SECTION 9.2.1(D). SUBCLAUSE (II) of Section 9.2.1(d) is amended by deleting the Dollar amount "$375,000,000" appearing in such SUBCLAUSE (II), and by inserting in place thereof the Dollar amount "$325,000,000."

          (b)   SECTION 9.2.3(A).  PARAGRAPH (A) of  SECTION
     9.2.3 is amended to read in its entirety as follows:

               "(a) LEVERAGE RATIO: Permit the Leverage Ratio (i) to be greater than the ratio of 0.40:1.0 at any time prior to July 1, 1999, or (ii) to be greater than the ratio of 0.50:1.0 at any time on or after July 1, 1999."

          (c)   SECTION 9.2.4(B).  SUBCLAUSE (II) of SECTION
     9.2.4(B) is amended by inserting the following proviso at the end of such SUBCLAUSE (II), immediately prior to the word "and":

               "; PROVIDED, HOWEVER, that the Borrower shall not at any time after June 30, 1999 use more than $5,000,000 of the proceeds from the Borrower's issuance of its 10% Senior Notes due 2009 to make any payments or distributions on account of the redemption, repurchase or other acquisition for value of, or to prepay, any Indebtedness for Borrowed Money of the Borrower under its 7% Convertible Subordinated Debentures due 2001;"


                         ARTICLE III

          REPRESENTATIONS, WARRANTIES AND COVENANTS

      The Borrower represents and warrants to and covenants with each Agent and Lender as follows:

      SECTION 3.1. REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower to the Agents and the Lenders in the Loan Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the date hereof, except, in each case, (a) as affected by the consummation of the transactions contemplated by the Loan Documents (including this Agreement), and (b) to the extent that any such representation or warranty relates by its express terms solely to a prior date.

      SECTION 3.2. CORPORATE AUTHORITY, ETC. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of its agreements and obligations under this Agreement have been duly and properly authorized by all necessary corporate or other action on the part of the Borrower, and do not and will not conflict with, result in any violation of, or constitute any default under
(a) any provision of any Governing Document of the Borrower,
(b) any Contractual Obligation of the Borrower, or (c) any Applicable Law.

      SECTION 3.3. VALIDITY, ETC. This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally and to general equitable principles. The Borrower hereby ratifies and confirms all of the Obligations in all respects.

      SECTION  3.4.  NO DEFAULTS.  Before and  after  giving
effect to this Agreement, no Defaults or Events of Default are or will be continuing under the Credit Agreement.

      SECTION 3.5. AMENDMENT FEE. In consideration of the execution and delivery of this Agreement by the Administrative Agent and the Required Lenders, the Borrower hereby promises to pay to the Administrative Agent on July 30, 1999, for the account of each of the Lenders (each, a "CONSENTING LENDER") that (a) executes and delivers this Agreement, AND (b) delivers to the Administrative Agent or its special counsel by July 23, 1999, an execution copy of this Agreement signed by such Lender (or a facsimile copy thereof), an amendment fee ("AMENDMENT FEE") equal to 1/8th of 1% (.00125) of the Commitment of each such Consenting Lender in effect on the Effective Date.


                         ARTICLE IV

              PROVISIONS OF GENERAL APPLICATION

      This Agreement shall become effective ON AND AS OF THE EFFECTIVE DATE once the Administrative Agent has received
(a) duly executed counterparts hereof signed by the Borrower and the Required Lenders, and (b) payment of the Amendment
Fee for the account of each Consenting Lender. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall remain unaltered. This Agreement is a Loan Document for all purposes of the Credit Agreement. This Agreement and the rights and obligations hereunder of each of the parties hereto shall in all respects be construed in accordance with and governed by the internal laws of the State of New York. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.


  [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
          IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 3 to be executed by their respective authorized officers as of the date first above written.


                    THE BORROWER:

                    CHIQUITA BRANDS INTERNATIONAL, INC.



                    By:  /s/Gerald R. Kondritzer
                         ---------------------------
                         Name:  Gerald R. Kondritzer
                         Title: Vice   President   and
                                Treasurer


                    THE AGENTS AND LENDERS:

                    BANKBOSTON, N.A., AS ADMINISTRATIVE
                        AGENT, AS ONE OF THE CO-AGENTS,
                    AND AS ONE OF    THE LENDERS



                    By:  /s/Robert F. Milordi
                         ---------------------------
                         Name:  Robert F. Milordi
                         Title:  Managing Director


                    ING  BANK N.V., AS ONE OF  THE  CO-
                    AGENTS AND AS ONE OF THE LENDERS



                    By:  /s/Drs. H. W. L. Engelhart
                         ------------------------
                         Name: Drs. H. W. L. Engelhart
                         Title:



                    By:  /s/Mr. A.P. deRidder
                         -------------------------
                         Name: Mr. A.P. deRidder
                         Title:
                    PNC  BANK, N.A., AS ONE OF THE  CO-
                    AGENTS AND AS ONE OF THE LENDERS



                    By;  /s/Bruce A. Kintner
                         ---------------------------
                         Name: Bruce A. Kintner
                         Title: Vice President


                    THE SUMITOMO BANK, LIMITED, CHICAGO
                    BRANCH, AS ONE OF THE LENDERS


                    By:  /s/John H. Kemper
                         --------------------------
                         Name: John H. Kemper
                         Title: Senior Vice President


                    BANK OF AMERICA ILLINOIS, AS ONE OF
                    THE LENDERS



                    By:  /s/Casey Cosgrove
                         ----------------------------
                         Name: Casey Cosgrove
                         Title: Vice President


                    CHRISTIANIA  BANK  OG  KREDITKASSE,
                    NEW  YORK  BRANCH, AS  ONE  OF  THE
                    LENDERS



                    By:  /s/Hans Chr. Kjlsrud
                         -----------------------
                         Name: Hans Chr. Kjelsrud
                         Title: Sr. Vice President



                    By:  /s/ Angela Dognancay
                         --------------------
                         Name: Angela Dognancay
                         Title: Vice President

                    THE  MITSUBISHI TRUST  AND  BANKING
                    CORPORATION, as one of the Lenders


                    By:  /s/Nobuo Tominago
                         ----------------------------
                         Name: Nobuo Tominago
                         Title: Chief Manager


                    FIRSTSTAR BANK, N.A., as one of the Lenders



                    By:  /s/Thomas G. Gibbons
                         ------------------------
                         Name: Thomas G. Gibbons
                         Title: Vice President


                    SUNTRUST BANK, N.A., as one of  the
                    Lenders



                    By:  /s/Jack Prevost
                         ----------------------------
                         Name: Jack Prevost
                         Title: Mgg. Director